  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 1998
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
                                   EBAY INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                              7389                            77-0430924
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

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                        2005 HAMILTON AVENUE, SUITE 350
                          SAN JOSE, CALIFORNIA 95125
                                (408) 369-4830
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                                GARY F. BENGIER
             CHIEF FINANCIAL OFFICER AND VICE PRESIDENT OPERATIONS
                        2005 HAMILTON AVENUE, SUITE 350
                          SAN JOSE, CALIFORNIA 95125
                                (408) 369-4830
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                --------------
                                  COPIES TO:
      LAIRD H. SIMONS III, ESQ.          WILLIAM H. HINMAN, JR., ESQ.
      MATTHEW P. QUILTER, ESQ.                SHEARMAN & STERLING
       JEFFREY R. VETTER, ESQ.               555 CALIFORNIA STREET
       TYLER R. COZZENS, ESQ.           SAN FRANCISCO, CALIFORNIA 94104
       DOROTHY L. HINES, ESQ.                   (415) 616-1100
         FENWICK & WEST LLP
        TWO PALO ALTO SQUARE
     PALO ALTO, CALIFORNIA 94306
           (650) 494-0600
                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-59097
  If this Form is a post-effective amendment filed pursuant to Rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                        PROPOSED     AMOUNT OF
                                                        MAXIMUM     REGISTRATION
               TITLE OF EACH CLASS OF                  AGGREGATE        FEE
            SECURITIES TO BE REGISTERED              OFFERING PRICE     (1)
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
Common Stock, par value $0.001 per share...........    $8,050,000    $2,374.75
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
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(1) The Company previously registered an aggregate of $64,400,000 worth of
    Common Stock on a Registration Statement on Form S-1 (File No. 333-59097), for which a filing fee of $18,998 was previously paid upon the filing of such Registration Statement. On July 23, 1998, an additional $5,000 was paid via wire transfer from which the required filing fee of $2,374.75 should be drawn. Accordingly, the Registrant has instructed a bank to transmit a wire transfer to the Securities and Exchange Commission of the requisite fee, the Registrant will not revoke such instruction, and it has sufficient funds in the Commission's account to cover the amount of the registration fee.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
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


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Registration Statement is being filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by eBay Inc. (the "Company"). This Registration Statement relates to the public offering of Common Stock of the Company contemplated by the Registration Statement on Form S-1, File No. 333-59097 (the "Prior Registration Statement."), and is being filed for the sole purpose of increasing the aggregate offering price to the public set forth in such Registration Statement by $8,050,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY
CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN JOSE, STATE OF
CALIFORNIA, ON THE 23RD DAY OF SEPTEMBER, 1998.

                                      eBay Inc.

                                      By:   /s/ MARGARET C. WHITMAN
                                         -------------------------------------
                                                  MARGARET C. WHITMAN
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION
STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON
THE DATES INDICATED.
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

             SIGNATURES                        TITLE
                                                                     DATE

PRINCIPAL EXECUTIVE OFFICER:

     /s/ Margaret C. Whitman           President and Chief      September 23, 1998
-------------------------------------   Executive Officer
         MARGARET C. WHITMAN

PRINCIPAL FINANCIAL OFFICER AND
PRINCIPAL ACCOUNTING OFFICER:


       /s/ Gary F. Bengier             Chief Financial          September 23, 1998
-------------------------------------   Officer and Vice
           GARY F. BENGIER              President Operations

ADDITIONAL DIRECTORS:


         Pierre M. Omidyar*            Director                 September 23, 1998
-------------------------------------
          PIERRE M. OMIDYAR

           Scott D. Cook*              Director                 September 23, 1998
-------------------------------------
            SCOTT D. COOK

          Robert C. Kagle*             Director                 September 23, 1998
-------------------------------------
           ROBERT C. KAGLE

         Howard D. Schultz*            Director                 September 23, 1998
-------------------------------------
          HOWARD D. SCHULTZ

        /s/ Gary F. Bengier
* By_________________________________
          ATTORNEY-IN-FACT(1)
            GARY F. BENGIER

(1) The Power of Attorney granted by each director was filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-59097)